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January 1, 2009
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Fund Profile

T. Rowe Price

U.S. Treasury Money Fund

U.S. Treasury Intermediate Fund

U.S. Treasury Long-Term Fund

Money market and bond funds seeking the income potential and credit safety of securities issued by the U.S. Treasury.

This profile summarizes key information about the funds that is included in the funds` prospectus. The funds` prospectus includes additional information about the funds, including a more detailed description of the risks associated with investing in each fund that you may want to consider before you invest. You may obtain the prospectus and other information about the funds at no cost by calling 1-800-638-5660 or by visiting our Web site at
troweprice.com.

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Fund Profile

T. Rowe Price U.S. Treasury Funds, Inc.

U.S. Treasury Money Fund — PRTXX
U.S. Treasury Intermediate Fund — PRTIX
U.S. Treasury Long-Term Fund — PRULX

What is each fund`s objective?

Money Fund seeks maximum preservation of capital and liquidity and, consistent with these goals, the highest possible current income.

Intermediate Fund seeks a high level of income consistent with maximum credit protection and moderate fluctuation in principal.

Long-Term Fund seeks the highest level of income consistent with maximum credit protection.

What is each fund`s principal investment strategy?

Money Fund is managed to provide a stable share price of $1.00. The fund invests at least 80% of its net assets in U.S. Treasury securities, which are backed by the full faith and credit of the federal government. The remainder is invested in other securities backed by the full faith and credit of the U.S. government. The fund will not purchase any security with a maturity of more than 13 months, and the fund`s weighted average maturity will not exceed 90 days.

Intermediate Fund invests at least 80% of its net assets in U.S. Treasury securities, which are backed by the full faith and credit of the federal government. The remainder is invested in other securities backed by the full faith and credit of the U.S. government. The portfolio`s weighted average maturity is expected to normally range between three and seven years.

Long-Term Fund invests at least 85% of its net assets in U.S. Treasury securities, which are backed by the full faith and credit of the federal government. The remainder is invested in other securities backed by the full faith and credit of the U.S. government. The portfolio`s weighted average maturity is expected to vary between 15 and 20 years, but may range from 10 to 30 years.

All funds

Treasury securities in which the funds may invest include Treasury bills, notes, and bonds, as well as Treasury inflation-protected securities (TIPS). In addition, the funds` other investments will either be (1) backed by the full faith and credit of the U.S. government (such as GNMA mortgage-backed securities) and, for the bond funds, (2) futures and repurchase agreements collateralized by such investments; or (3) shares of a T. Rowe Price internal money fund that invests exclusively in securities backed by the full faith and credit of the U.S. government.

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Fund Profile

Table 1  Differences Among Funds
Fund	Credit-qualitycategories	Income	Expected shareprice volatility	Expected averagematurity
Money	Highest	Lower	Stable	90 days or less
Intermediate	Highest	Moderate	More than Money, less than Long-Term	3 to 7 years
Long-Term	Highest	Higher	High	15 to 20 years

Each fund may sell holdings for a variety of reasons, such as to adjust a portfolio`s average maturity or to shift assets into higher-yielding securities.

Certain investment restrictions, such as a required minimum or maximum investment in a particular type of security, are measured at the time each fund purchases a security. The status, market value, maturity, credit quality, or other characteristics of each fund`s securities may change after they are purchased, and this may cause the amount of each fund`s assets invested in such securities to exceed the stated maximum restriction or fall below the stated minimum restriction. If any of these changes occur, it would not be considered a violation of the investment restriction. However, purchases by the fund during the time it is above or below the stated percentage restriction would be made in compliance with applicable restrictions.

Further information about each fund`s investments, including a review of market conditions and fund strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of these documents, call 1-800-638-5660. These documents are also available at troweprice.com.

What are the main risks of investing in the funds?

Money Fund should have little or no credit risk because it invests only in securities backed by the federal government, the most creditworthy issuer of fixed-income instruments, and other investments involving such securities. (Credit risk is the chance that a fund`s holdings will have their credit ratings downgraded or that their issuers will default, that is, fail to make scheduled interest and principal payments.)

There is little risk of principal loss because the fund is managed to maintain a constant $1.00 share price. However, price stability is not guaranteed, and there is no assurance that the fund will avoid principal losses if interest rates rise sharply in an unusually short period. It is possible to lose money by investing in the fund. In addition, the fund`s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. This is a disadvantage when interest rates are falling, as the fund would have to reinvest at a lower interest rates. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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Fund Profile

Intermediate and Long-Term Funds should have minimal credit risk because they invest only in securities backed by the federal government and other investments involving such securities. The primary source of risk is the possibility of rising interest rates, which generally cause bond prices and a bond fund`s share price to fall. The Long-Term Fund is subject to the greatest price volatility because the longer the maturity, the greater the price decline when interest rates rise and the greater the price increase when interest rates fall. If the funds purchase longer-maturity bonds and interest rates rise unexpectedly, their prices could decline.

As with any mutual fund, there can be no guarantee the funds will achieve their objectives.

The income level of the funds will fluctuate with changing market conditions and interest rate levels. The bond funds` share prices will also fluctuate; when you sell your shares, you may lose money. An investment in the funds is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

How can I tell which fund is most appropriate for me?

Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. The Money Fund may be appropriate for you if the stability and accessibility of your investment are more important to you than the opportunity for higher income or total return. The Intermediate and Long-Term Funds may be appropriate if you seek an attractive level of income and are willing to accept the risk of a loss of principal when interest rates rise. The Long-Term Fund should have the highest income and potential return over time, but also the greatest risk of price declines.

Each fund can be used in both regular and tax-deferred accounts, such as an individual retirement account (IRA).

The fund or funds you select should not represent your complete investment program or be used for short-term trading purposes.

How has each fund performed in the past?

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The bar charts showing calendar year returns and the average annual total returns table indicate risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. Past fund returns (before and after taxes) are not an indication of future performance.
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The funds can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

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Fund Profile

In addition, the average annual total returns table shows hypothetical after-tax returns to suggest how taxes paid by a shareholder may influence returns. Actual after-tax returns depend on each investor`s situation and may differ from those shown. After-tax returns are not relevant if the shares are held in a tax-deferred account, such as a 401(k) account or IRA. During periods of fund losses, the post-liquidation after-tax return may exceed the funds` other returns because the loss generates a tax benefit that is factored into the result.

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Fund Profile

Table 2  Average Annual Total Returns
	Periods ended 12/31/08
	1 year	5 years	10 years
Money Fund	1.53%	2.63%	2.86%
Lipper U.S. Treasury Money Market Funds Average	1.12	2.43	2.70
Intermediate Fund
Returns before taxes	14.10	5.71	5.80
Returns after taxes on distributions	12.73	4.62	4.26
Returns after taxes on distributions and sale of fund shares	9.13	4.34	4.09
Barclays Capital U.S. Treasury 4-10 Year Index	15.74	6.68	6.59
Lipper General U.S. Treasury Funds Average	19.92	6.76	6.03
Long-Term Fund
Returns before taxes	23.26	8.90	7.30
Returns after taxes on distributions	20.96	7.41	5.41
Returns after taxes on distributions and sale of fund shares	15.51	6.92	5.19
Barclays Capital U.S. Treasury Long Index	24.03	9.73	8.10
Lipper General U.S. Treasury Funds Average	19.92	6.76	6.03
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Returns are based on changes in principal value, reinvested dividends, and capital gain distributions, if any. Returns before taxes do not reflect effects of any income or capital gains taxes. Taxes are computed using the highest federal income tax rate. The after-tax returns reflect the rates applicable to ordinary and qualified dividends and capital gains effective in 2003. The returns do not reflect the impact of state and local taxes. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of fund shares assume the shares were sold at period-end and, therefore, are also adjusted for any capital gains or losses incurred by the shareholder. Market indexes do not include expenses, which are deducted from fund returns, or taxes.

Money funds are not required to show after-tax returns.

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Barclays Capital U.S. Treasury 4-10 Year Index is a total return index of Treasury securities with maturities from four to 10 years.
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Barclays Capital U.S. Treasury Long Index is a total return index of all publicly traded obligations of the U.S. Treasury with maturities of 10 years or longer.
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What fees and expenses will I pay?

The shares that are offered in this profile are 100% no load. There are no fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b1 fees.

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Fund Profile

Table 3  Fees and Expenses of the Funds*
	Annual fund operating expenses (expenses that are deducted from fund assets)
Fund	Management fee	Other expenses	Total annual fund operating expenses

Money	0.30%	0.17%	0.47%
Intermediate	0.30	0.24	0.54
Long-Term	0.30	0.23	0.53

*Redemption proceeds of less than $5,000 sent by wire are subject to a $5 fee paid to the fund. Accounts with less than a $2,000 balance (with certain exceptions) are subject to a $10 fee.

Example.  The following table gives you an idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in these funds with that of other mutual funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, you invest $10,000, earn a 5% annual return, hold the investment for the following periods, and then redeem:

Fund	1 year	3 years	5 years	10 years
Money	$48	$151	$263	$591
Intermediate	55	173	302	677
Long-Term	54	170	296	655

Who manages the funds?

The funds are managed by T. Rowe Price Associates, Inc. (T. Rowe Price). Founded in 1937, T. Rowe Price and its affiliates manage investments for individual and institutional accounts. The company offers a comprehensive array of stock, bond, and money market funds directly to the investing public.

Money Fund  James M. McDonald manages the fund day to day and has been chairman of its Investment Advisory Committee since 2002. He joined T. Rowe Price in 1976 and his investment experience dates from that time. Effective January 30, 2009, Mr. McDonald will be retiring from T. Rowe Price and Joseph K. Lynagh will replace Mr. McDonald as Chairman of the Investment Advisory Committee. Mr. Lynagh joined T. Rowe Price in 1990 and his investment experience dates from that time.

Intermediate Fund  Brian J. Brennan manages the fund day to day and has been chairman of its Investment Advisory Committee since 2007. He joined T. Rowe Price in 2000 and his investment experience dates from 1986.

Long-Term Fund  Brian J. Brennan manages the fund day to day and has been chairman of its Investment Advisory Committee since 2003. He joined T. Rowe Price in 2000 and his investment experience dates from 1986.

Fund Profile

To participants in employer-sponsored retirement plans: The following questions and answers about buying and selling shares and services do not apply to your plan. Please call your plan`s toll-free number for additional information. Also note that this profile may include funds not available through your plan.

How can I purchase shares?

Fill out the New Account Form and return it with your check in the postpaid envelope. The minimum initial purchase is $2,500 ($1,000 for IRAs and gifts or transfers to minors). The minimum subsequent investment is $100 ($50 for IRAs, gifts or transfers to minors, or Automatic Asset Builder). You can also open an account by bank wire, by exchanging from another T. Rowe Price fund, or by transferring assets from another financial institution.

How can I sell shares?

You may redeem or sell any portion of your account on any business day. Simply write to us or call. You can also access your account at any time via Tele*Access SM or our Web site. We offer convenient exchange among our entire family of domestic and international funds. Restrictions may apply in special circumstances, and some redemption requests need a signature guarantee.

When will I receive income and capital gain distributions?

Each fund distributes income monthly and net capital gains, if any, at year-end. Normally there are no capital gain distributions for money market funds. For regular accounts, income and short-term gains are taxable at ordinary income rates, and long-term gains are taxable at the capital gains rate. Distributions are reinvested automatically in additional shares unless you choose another option, such as receiving a check. Distributions paid to IRAs and employer-sponsored retirement plans are automatically reinvested.

What services are available?

A wide range, including, but not limited to:

  retirement plans for individuals and large
  and small businesses;

  automated information and transaction services
  by telephone or computer;

  electronic transfers between fund and
  bank accounts;

  automatic investing and automatic
  exchange; and

  brokerage services, including cash
  management features.

  T. Rowe Price Associates, Inc.

  100 East Pratt Street

  Baltimore, MD 21202

  troweprice.com

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  T. Rowe Price Investment Services, Inc., Distributor.